EMPLOYMENT AGREEMENT

This  Employment Agreement ("Agreement") is entered into  as of  July  16,  1997 (the "Effective Date"), by  and  between
Mirage   Resorts,   Incorporated,   a   Nevada   corporation
("Employer"), and Daniel R. Lee ("Employee").

  1. Employer hereby employs Employee as its Chief Financial Officer. Employee shall be the principal financial and accounting officer of Employer and shall report to, and perform such executive, supervisory, managerial or administrative duties as may be specified from time to time by, the Chief Executive Officer of Employer. Employee shall devote his full business time and best efforts to the performance of his duties hereunder. Employee's office and primary place of business shall be in Las Vegas, Nevada. Employee acknowledges that he will be required to periodically travel outside Las Vegas, Nevada in performing his duties hereunder.

  2. The term of this Agreement shall commence on the Effective Date and terminate on February 24, 2005 (the
      "Employment Period").

  3. Employee shall receive an annual gross salary of $600,000, such raises or bonuses as Employer's Board of Directors or Bonus Committee may determine in its sole discretion and reimbursement for all reasonable business expenses incurred by Employee in performing his duties hereunder. Employee shall be provided with coverage under Employer's executive medical plan, paid vacation and such other benefits as Employer from time to time makes available to its senior executives of similar status. During the term of this Agreement, Employer shall maintain in effect directors' and officers' liability insurance coverage in such amounts as Employer's Board of Directors considers adequate.

      Employer and Employee shall execute and deliver a 1995 Non-Qualified Stock Option Agreement, in the form attached as Exhibit A to this Agreement, which reflects the revised terms and provisions governing the one million (1,000,000) non-qualified stock options (the "April 1997 Options") granted to Employee on April 28, 1997. On the Effective Date, Employee shall be granted two hundred thousand (200,000) additional non-qualified stock options (the "Additional Options") pursuant to and in accordance with Employer's 1995 Stock Option and Stock Appreciation Rights Plan, at the same exercise price as the April 1997 Options. The Additional Options

                          Exhibit 10(kkk)
      shall become exercisable in full on February 24, 2005. The Additional Options shall be governed by the form of 1995 Non-Qualified Stock Option Agreement attached as Exhibit B to this Agreement. The April 1997 Options and Additional Options are collectively referred to herein as the "Options." Employee acknowledges and agrees that notwithstanding the terms of the Options, the Options do not confer any right to continue in the employ of Employer hereunder or interfere in any way with Employer's right to terminate his employment pursuant to any of the provisions hereof. After an Option becomes exercisable pursuant to its stated terms or upon acceleration, Employer shall take no action to prevent Employee from exercising such Option in accordance with the terms of the applicable Stock Option Agreement, and Employer hereby releases any right it might otherwise have to do so (by way of setoff, counterclaim or otherwise), regardless of any claims which Employer might have or assert against Employee, whether or not such claims relate to or arise out of Employee's breach of this Agreement or any other agreement or relationship between Employer and Employee. Employer is expressly reserving any such claims.

      If at any time Employer's Board of Directors or Stock Option Committee (or any successor thereto) takes action to reduce the exercise prices of outstanding stock options held by a majority of participants in Employer's stock option plans to a price less than the stated exercise price of the Options, the exercise price of the then-outstanding Options shall similarly and concurrently be reduced. If at any time Employer's Board of Directors or Stock Option Committee (or any successor thereto) takes action to accelerate the exercise dates of outstanding stock options held by a majority of senior officers of Employer and its subsidiaries upon the occurrence of any event, the exercise dates of the Options shall similarly and concurrently be accelerated.

  4.  Employee  acknowledges and agrees that the  laws  of
      Nevada and other jurisdictions in which Employer or its affiliates may propose to engage, or engage, in business activities during the term hereof may require that Employee be investigated for suitability and licensing. Employee shall fully cooperate with the appropriate governmental authorities in order that Employer and he may obtain all certificates, permits and licenses required in connection with his employment hereunder or otherwise desired by
      Employer  during  the term hereof.   Employee  further
      acknowledges and agrees that in the event he fails to so cooperate or he or Employer, for any reason attributable to Employee, fails to obtain, within the time specified by the Nevada Gaming Commission and all other governmental authorities having jurisdiction, or thereafter maintain, in good standing and in full force and effect, during the term hereof, all required certificates, permits and licenses in connection with his employment hereunder or Employer's desired activities, or Employee commits any criminal or other improper act which could result in the suspension or revocation of any such certificate, permit or license, such shall constitute good cause for Employer to terminate this Agreement as provided in Paragraph 7 hereof.

  5. Employee covenants and agrees that during the stated Employment Period, Employee shall not directly or indirectly be employed by, engage in, participate in, consult for or otherwise be connected in any way (other than as a wholly passive investor) with any individual, firm, corporation or other entity primarily engaged in the gaming, entertainment or hospitality industry. The restriction on Employee's activities set forth in the immediately preceding sentence shall survive until the end of the stated Employment Period, except that it shall not apply following termination of this Agreement as provided in Paragraph 7(a) or 8 hereof or following a Change of Control (as defined in Paragraph 6 hereof), and except that such restriction shall not apply after two years following termination of this Agreement as provided in Paragraph 7(b) hereof. Employee acknowledges and agrees that the restrictions on his activities set forth in this Paragraph 5 are reasonable, that Employee has been adequately compensated under this Agreement for the future financial hardship that compliance with such provisions might otherwise have created and that Employee has available other suitable employment opportunities which eliminate the need for employment which would violate such provisions. In addition to all other rights and remedies provided to Employer hereunder, if Employee breaches any of the obligations contained in this Paragraph 5, Employer shall have the right to terminate this Agreement, but any such termination shall in no event be deemed an election of remedies and Employer expressly reserves all other legal and equitable remedies. Employee further covenants and agrees that he shall not at any time during the term of this Agreement or thereafter, without Employer's prior written consent, disclose to other individuals or entities any trade secrets or other confidential information concerning Employer or its affiliates, including without limitation, Employer's customers, its casino, hotel or marketing practices, procedures or management policies or its non-public financial information, or utilize any such trade secrets or confidential information in any way or communicate with or contact any such customers, other than in connection with his employment hereunder. Employee hereby confirms that such trade secrets and confidential information constitute Employer's exclusive property, that all of the restrictions on his activities contained in this Agreement are required for Employer's reasonable protection and that in the event of any breach of this Paragraph by him, Employer will be entitled, if it so elects, to institute and prosecute proceedings at law or in equity to obtain damages with respect to such breach, to enforce the specific performance of this Paragraph or to enjoin Employee from engaging in any activity in violation hereof.

  6. Employee shall have the option to terminate this Agreement, effective thirty (30) days after written notice to Employer, at any time following a Change of Control of Employer. As used in this Agreement, a "Change of Control" shall be deemed to have occurred if (i) Stephen A. Wynn, his wife, members of their immediate family, trusts established for the benefit of any of the foregoing or the estate of Stephen A. Wynn or his wife, collectively, cease to own beneficially at least 3% of the outstanding voting securities of Employer, (ii) the offices of both Chairman of the Board and Chief Executive Officer of Employer are held by any person or persons other than Stephen A. Wynn, Elaine
      P. Wynn, Robert H. Baldwin, Barry A. Shier, Marc D. Schorr, Bruce A. Levin or Kenneth R. Wynn or (iii) Employer takes action that results in a substantial diminution of Employee's duties, general authority or prestige as they exist on the date of this Agreement ("Substantial Diminution of Duties"). A Change of Control shall not be considered a breach of this Agreement by Employer.

  7. This Agreement may be terminated by Employer at any time during the Employment Period for good cause and upon any such termination, Employer shall have no further liability or obligation whatsoever to Employee hereunder except with respect to any salary earned by Employee and not paid by Employer prior to the date of termination and Employee's right to the Options that are exercisable on the date of termination. "Good cause" shall mean and be limited to:

      (a) Employee's death or disability, which is hereby defined to mean his incapacity for medical reasons certified to by a licensed physician designated by Employer which precludes the substantial performance of his duties hereunder for a substantially consecutive period of four (4) months or more; and

      (b) Employee's dishonesty in his relationship with Employer, willful or habitual insubordination or failure to substantially perform his duties, the occurrence of an event specified in the last sentence of Paragraph 4 hereof, or any other material breach of this Agreement by Employee, any or all of which, if curable, is not cured by Employee within a reasonable time after written notice thereof from Employer.

  8. If Employer terminates Employee's employment hereunder in violation of the terms of this Agreement, or if Employee resigns as a result of a material breach of this Agreement by Employer which, if curable, is not cured by Employer within a reasonable time after written notice thereof from Employee, Employee shall be entitled to receive all amounts which would have been payable hereunder through the end of the stated Employment Period (but Employee shall have the duty to mitigate damages, it being understood that Employee shall not be required to accept employment that would represent a Substantial Diminution of Duties or require Employee to relocate outside of the continental United States), and, notwithstanding the terms of the Stock Option Agreements governing the Options, all then-unexercisable Options shall become exercisable on the date of termination of Employee's employment and shall remain exercisable for one (1) year thereafter.

  9. Employee represents and warrants to Employer that Employee is not a party or otherwise subject to any agreement or restriction which would be breached or violated by Employee's execution of this Agreement or his employment hereunder.

  10. If any provision hereof is held to be unenforceable or invalid for any reason whatsoever, such fact shall not affect the remaining provisions hereof. If any of the provisions hereof which impose restrictions on Employee are, with respect to such restrictions, determined by a final judgment of any court of competent jurisdiction to be unenforceable or invalid because of the geographic scope or time duration of such restrictions, such provisions shall be deemed retroactively modified to provide for the maximum geographic scope and time duration which would make such provisions enforceable and valid. However, no such retroactive modification shall affect any of Employer's rights hereunder arising out of the breach of any such restrictive provisions, including without limitation, Employer's right to terminate this Agreement.

  11. No failure or delay on the part of Employer or Employee in exercising any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

  12. No amendment, modification, termination or waiver of any provision of this Agreement nor consent to any departure by Employee or Employer therefrom shall in any event be effective unless the same shall be in writing and signed by a duly authorized officer of Employer or by Employee, as the case may be. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

  13. This Agreement (including the Exhibits hereto) sets forth the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, agreements or understandings, whether oral or written.

  14. This Agreement shall be controlled, construed and enforced in accordance with the laws of Nevada. Any legal action relating to or arising out of this Agreement shall be instituted and maintained exclusively in state or federal court in Clark County, Nevada, and the parties hereby consent to the exclusive jurisdiction of such courts.

  15. Any and all notices required or permitted to be given hereunder shall be in writing and sent by personal delivery or registered or certified mail to Employee's last known residence (as reflected in Employee's personnel file), in the case of Employee, or to Employer's principal office in Las Vegas, Nevada, in the case of Employer.

IN WITNESS WHEREOF, Employer and Employee have entered into this Agreement in Las Vegas, Nevada, as of the Effective
Date first above written.


                                      MIRAGE RESORTS, INCORPORATED


                                          Stephen A. Wynn
                                      By:_________________________
                                      STEPHEN A. WYNN
                                      Chairman of the Board

                                      Daniel R. Lee
                                      ____________________________
                                      DANIEL R. LEE

                MIRAGE RESORTS, INCORPORATED
          1995 NON-QUALIFIED STOCK OPTION AGREEMENT


     This Agreement is entered into as of April 28, 1997 (the "Effective Date"), by and between Mirage Resorts, Incorporated ("MRI") and Daniel R. Lee ("Grantee"), pursuant to MRI's 1995 Stock Option and Stock Appreciation Rights Plan (the "Plan").

     1.   MRI hereby grants to Grantee a Non-Qualified
Option to purchase 1,000,000 shares (the "Shares") of MRI's
$.004 par value common stock (the "Common Stock") at a price of $20.375 per share (the "Options").

     2. The term of the Options shall be for a period of 10 years, commencing on the Effective Date, except as otherwise expressly provided below with respect to the earlier termination of the Options.

     3.   The Options may be exercised only as follows:

          (a) Except as provided in Paragraph 6 hereof, no portion of the Options may be exercised prior to February 24, 2000, at which time Options as to 200,000 Shares may be exercised;

          (b) Commencing on February 24, 2001, Options as to an additional 200,000 Shares may be exercised;

          (c) Commencing on February 24, 2002, Options as to an additional 200,000 Shares may be exercised;

          (d) Commencing on February 24, 2003, Options as to an additional 200,000 Shares may be exercised;

          (e) Commencing on February 24, 2004, the balance of the Options may be exercised;

          (f) The Options may not be exercised as to less than 1,000 Shares at any one time unless they are exercised with respect to all of the Shares then subject to exercise; and

          (g) Except as otherwise expressly provided herein, the Options may be exercised at any time or from time to time during their term as to any part or all of the Shares subject thereto.

                            EXHIBIT A

               Notice of any exercise of the Options shall be in writing and delivered in person or by registered or certified mail to MRI at its principal office at 3400 Las Vegas Boulevard South, Las Vegas, NV 89109. Such notice shall state the number of Shares with respect to which the Options are being exercised and shall be accompanied by full payment for all Shares being purchased, which may consist of cash or the delivery of shares of Common Stock, to be valued for such purpose at the Fair Market Value of such shares as of the close of business on the day prior to exercise. MRI shall deliver to Grantee a certificate or certificates evidencing such Shares as soon as practicable after such notice and payment is received. MRI's Board of Directors or any Committee appointed pursuant to the Plan may waive any limitations upon exercise contained herein.

     4.   The Options shall not be assignable or
transferable by Grantee by operation of law or otherwise except by will or the laws of descent and distribution, shall not be subject to execution, attachment or similar process and during Grantee's lifetime, may only be exercised by Grantee or, in the event of his incapacity, his guardian or legal representative.

     5. Except as provided in Paragraph 6 hereof, in the event of the termination of Grantee's employment or other Relationship with MRI or any subsidiary or affiliated corporation of MRI, the Options shall terminate as to any Shares which were not subject to exercise as of the date of termination. With respect to Shares subject to exercise as of the date of termination, Grantee may exercise the Options as to such Shares only within the three-month period following the date of termination (unless the Options shall expire sooner by their terms), and following the expiration of such three-month period, the Options shall terminate unless Grantee has been rehired or re-engaged and is employed or engaged on the date when the Options would otherwise have terminated. A leave of absence approved in writing by MRI's Board of Directors or the Committee shall not be deemed termination of Grantee's employment or other Relationship, but Grantee may not exercise any Options during such leave of absence except during the first three months thereof. Nothing in this Agreement shall confer upon Grantee any rights except as specifically provided herein or any right to continue any Relationship with or to remain in the employ of MRI or any subsidiary or affiliated corporation of MRI or interfere with MRI's or any such other corporation's right to terminate his employment or other Relationship at any time for any reason.

     6. (a) Except as provided in subparagraph 6(b) hereof, if Grantee shall die or suffer a Permanent Disability while employed by or during the period of any other Relationship with MRI or any subsidiary or affiliated corporation of MRI, the Options may be exercised (to the extent otherwise exercisable hereunder as of the date of death or termination of employment or other Relationship) by Grantee or Grantee's Successor at any time within one year after the date of death or termination of employment or other Relationship due to Permanent Disability (unless the Options shall expire sooner by their terms), but the Options shall terminate in all events following the expiration of such one-year period.

          (b) Notwithstanding subparagraph 6(a) hereof, if Grantee shall die, or Grantee's employment or other Relationship with MRI or any subsidiary or affiliated corporation of MRI shall terminate as a result of a Permanent Disability, or disability as defined in any employment agreement to which Grantee is a party, before February 24, 2004, Grantee or Grantee's Successor may exercise, in addition to the Options (if any) which had previously become exercisable pursuant to Paragraph 3 hereof (the "Previously Exercisable Options"), Options as to that number of Shares (the "Accelerated Options") equal to the product of 1,000,000 times a fraction, the numerator of which shall be the number of calendar days elapsed between February 24, 1997 and the date of Grantee's death or termination of employment or other Relationship, and the denominator of which shall be 2,920, less the number of Previously Exercisable Options. The Accelerated Options may be exercised by Grantee or Grantee's Successor only within the three-month period following the date of Grantee's death or termination of employment or other Relationship, and shall terminate at the end of such three-month period.

          (c) For purposes of this Paragraph 6, "Permanent Disability" shall mean that Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. MRI's Board of Directors or the Committee may require such proof of Permanent Disability as it, in its sole judgment, deems necessary or appropriate.

     7. If, after the date hereof, MRI shall effect or become a party to any stock dividend, stock split, recapitalization, merger, consolidation, reorganization or similar event affecting its outstanding shares, the Shares subject to the Options and the purchase price thereof shall be proportionately and equitably adjusted in the customary manner without change in the total consideration payable upon exercise of the Options or any portion thereof consistent with the provisions of the Plan, and MRI and Grantee shall each have the other rights and obligations specified in the Plan upon the occurrence of any such event. Adjustments and determinations under this Paragraph 7 shall be made by the Board of Directors of MRI or the Committee, whose decisions shall be final, binding and conclusive.

     8. Grantee shall not have any of the rights of a stockholder of MRI until certificates evidencing Shares purchased hereunder are properly delivered to him. Notwithstanding any provision to the contrary contained herein, the exercise of all or any portion of the Options and the delivery of certificates for Shares hereunder shall be subject to the condition that if at any time MRI shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or the listing, registration or qualification of any Shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery of Shares hereunder, then in any such event, such exercise and delivery shall not be effective or made until such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to MRI.

     9. This Agreement has been entered into pursuant to the Plan and is subject in all particulars to the terms, conditions and definitions set forth in the Plan, all of which are incorporated herein by this reference and made a part hereof. In the event of any conflict or inconsistency between any of the provisions of this Agreement and the Plan, the provisions of the Plan shall govern and control.

     10. This Agreement shall be controlled, construed and enforced in accordance with the laws of Nevada.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the Effective Date specified herein.

                              MIRAGE RESORTS, INCORPORATED


                                    STEPHEN A. WYNN
                              By:_________________________
                                   Stephen A. Wynn
                                   Chairman of the Board


                                      DANIEL R. LEE
                                 __________________________
                                      DANIEL R. LEE

                MIRAGE RESORTS, INCORPORATED
          1995 NON-QUALIFIED STOCK OPTION AGREEMENT


     This Agreement is entered into as of July 16, 1997 (the
"Effective Date"), by and between Mirage Resorts,
Incorporated ("MRI") and Daniel R. Lee ("Grantee"), pursuant to MRI's 1995 Stock Option and Stock Appreciation Rights
Plan (the "Plan").

     1.   MRI hereby grants to Grantee a Non-Qualified
Option to purchase 200,000 shares (the "Shares") of MRI's
$.004 par value common stock (the "Common Stock") at a price of $20.375 per share (the "Options").

     2. The term of the Options shall be for a period of 10 years, commencing on the Effective Date, except as otherwise expressly provided below with respect to the earlier termination of the Options.

     3.   The Options may be exercised only as follows:

          (a) Except as provided in Paragraph 6 hereof, no portion of the Options may be exercised prior to February 24, 2005 (the "Vesting Date").

          (b) The Options may not be exercised as to less than 1,000 Shares at any one time unless they are exercised with respect to all of the Shares then subject to exercise; and

          (c) Except as otherwise expressly provided herein, the Options may be exercised at any time or from time to time during their term as to any part or all of the Shares subject thereto.

               Notice of any exercise of the Options shall be in writing and delivered in person or by registered or certified mail to MRI at its principal office at 3400 Las Vegas Boulevard South, Las Vegas, NV 89109. Such notice shall state the number of Shares with respect to which the Options are being exercised and shall be accompanied by full payment for all Shares being purchased, which may consist of cash or the delivery of shares of Common Stock, to be valued for such purpose at the Fair Market Value of such shares as of the close of business on the day prior to exercise. MRI shall deliver to Grantee a certificate or certificates evidencing such Shares as soon as practicable after such notice and payment is received. MRI's Board of Directors or any Committee appointed pursuant to the Plan may waive any limitations upon exercise contained herein.

                            EXHIBIT B

     4. The Options shall not be assignable or transferable by Grantee by operation of law or otherwise except by will or the laws of descent and distribution, shall not be subject to execution, attachment or similar process and during Grantee's lifetime, may only be exercised by Grantee or, in the event of his incapacity, his guardian or legal representative.

     5. Except as provided in Paragraph 6 hereof, in the event of the termination of Grantee's employment or other Relationship with MRI or any subsidiary or affiliated corporation of MRI, the Options shall terminate as to any Shares which were not subject to exercise as of the date of termination. With respect to Shares subject to exercise as of the date of termination, Grantee may exercise the Options as to such Shares only within the three-month period following the date of termination (unless the Options shall expire sooner by their terms), and following the expiration of such three-month period, the Options shall terminate unless Grantee has been rehired or re-engaged and is employed or engaged on the date when the Options would otherwise have terminated. A leave of absence approved in writing by MRI's Board of Directors or the Committee shall not be deemed termination of Grantee's employment or other Relationship, but Grantee may not exercise any Options during such leave of absence except during the first three months thereof. Nothing in this Agreement shall confer upon Grantee any rights except as specifically provided herein or any right to continue any Relationship with or to remain in the employ of MRI or any subsidiary or affiliated corporation of MRI or interfere with MRI's or any such other corporation's right to terminate his employment or other Relationship at any time for any reason.

     6. Except as provided in the following sentence, if Grantee shall die or suffer a Permanent Disability while employed by or during the period of any other Relationship with MRI or any subsidiary or affiliated corporation of MRI, the Options may be exercised (to the extent otherwise exercisable hereunder as of the date of death or termination of employment or other Relationship) by Grantee or Grantee's Successor at any time within one year after the date of death or termination of employment or other Relationship due to Permanent Disability (unless the Options shall expire sooner by their terms), but the Options shall terminate in all events following the expiration of such one-year period. Notwithstanding the immediately preceding sentence, if Grantee shall die, or Grantee's employment or other Relationship with MRI or any subsidiary or affiliated corporation of MRI shall terminate as a result of a Permanent Disability, or disability as defined in any employment agreement to which Grantee is a party, prior to the Vesting Date, Grantee or Grantee's Successor may exercise Options as to that number of Shares (the "Accelerated Options") equal to the product of 200,000 times a fraction, the numerator of which shall be the number of calendar days elapsed between February 24, 1997 and the date of Grantee's death or termination of employment or other Relationship, and the denominator of which shall be 2,920. The Accelerated Options may be exercised by Grantee or Grantee's Successor only within the three-month period following the date of Grantee's death or termination of employment or other Relationship, and shall terminate at the end of such three-month period. For purposes of this Paragraph 6, "Permanent Disability" shall mean that Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. MRI's Board of Directors or the Committee may require such proof of Permanent Disability as it, in its sole judgment, deems necessary or appropriate.

     7. If, after the date hereof, MRI shall effect or become a party to any stock dividend, stock split, recapitalization, merger, consolidation, reorganization or similar event affecting its outstanding shares, the Shares subject to the Options and the purchase price thereof shall be proportionately and equitably adjusted in the customary manner without change in the total consideration payable upon exercise of the Options or any portion thereof consistent with the provisions of the Plan, and MRI and Grantee shall each have the other rights and obligations specified in the Plan upon the occurrence of any such event. Adjustments and determinations under this Paragraph 7 shall be made by the Board of Directors of MRI or the Committee, whose decisions shall be final, binding and conclusive.

     8. Grantee shall not have any of the rights of a stockholder of MRI until certificates evidencing Shares purchased hereunder are properly delivered to him. Notwithstanding any provision to the contrary contained herein, the exercise of all or any portion of the Options and the delivery of certificates for Shares hereunder shall be subject to the condition that if at any time MRI shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or the listing, registration or qualification of any Shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery of Shares hereunder, then in any such event, such exercise and delivery shall not be effective or made until such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to MRI.

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

     9. This Agreement has been entered into pursuant to the Plan and is subject in all particulars to the terms, conditions and definitions set forth in the Plan, all of which are incorporated herein by this reference and made a part hereof. In the event of any conflict or inconsistency between any of the provisions of this Agreement and the Plan, the provisions of the Plan shall govern and control.

     10. This Agreement shall be controlled, construed and enforced in accordance with the laws of Nevada.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the Effective Date specified herein.

                              MIRAGE RESORTS, INCORPORATED


                                  STEPHEN A. WYNN
                              By:__________________________
                                   Stephen A. Wynn
                                   Chairman of the Board



                                   DANIEL R. LEE
                                ___________________________
                                   DANIEL R. LEE


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